                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

 CASE NAME: TRANSAMERICAN REFINING CORPORATION    PETITION DATE: APRIL 20, 1999

                                                     CASE NUMBER:  99-21552-C-11

          MONTHLY OPERATING REPORT SUMMARY FOR MONTH AUGUST YEAR 1999

=========================================================================================================
              MONTH                              5/99         6/99           7/99           8/99
---------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                                  --             --             --             --
---------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       (458,319)      (283,678)      (267,080)        56,183
---------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                 (16,353,751)   (12,496,551)   (12,995,254)    19,727,662
---------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                      --             --             --             --
---------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                  --             --          9,499          9,524
---------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                     8,014         43,467         20,673         (3,628)
=========================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***
No. of Policies expiring within 90 days:  0
                                         ---

-------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                       EXP.
   *SEE ATTACHED SCHEDULE                       DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER                      YES(   ) NO(  )     -   -
     --------------------                   --- --- ---
-------------------------------------------------------

-------------------------------------------------------
ATTORNEY NAME: Pete Holzer
               ----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
         ----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX  78471
                  -------------------------------------
TELEPHONE:(361) 884-5678
-------------------------------------------------------
                                                              CHECK ONE
Are all accounts receivable being collected within terms?  YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms?
YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                            ----
--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X) If so, describe
                              --------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current?  YES (X) NO ( )
What is the status of your Plan of Reorganization? Second Amended Plan filed September 29, 1999; First Amended Disclosure Statement filed September 29, 1999. Confirmation hearing set for November 9, 1999.
--------------------------------------------------------------------------------
          I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

          SIGNED /s/ ED DONAHUE
                 ---------------------------------------------------------------
                                   (ORIGINAL SIGNATURE)

          TITLE  VICE PRESIDENT
                 ---------------------------------------------------------------
MOR-1

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER:   99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

===================================================================================================================================
                                                       FILING DATE*           MONTH          MONTH          MONTH       MONTH
ASSETS                                                   4/20/99              5/99           6/99           7/99        8/99
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 CASH                                                   16,207,124         16,122,286     16,141,516     16,182,573      16,275,810
-----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                                  335,785            335,785        335,785        335,785         168,428
-----------------------------------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                             --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                                          768,722            456,667        228,334             --              --
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS                                                   --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
  OTHER                                                         --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    17,311,631         16,914,738     16,705,635     16,518,358      16,444,238
===================================================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                                   --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                                   --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                                        --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                              --                 --             --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS                            1,112,871,975      1,112,871,975  1,112,871,975  1,112,871,975   1,112,871,975
-----------------------------------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                                2,782,795          2,782,795      2,782,795      2,789,013       2,953,450
-----------------------------------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)                           25,743,676         25,309,646     24,876,775     24,353,538      25,150,854
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                   1,158,710,077      1,157,879,154  1,157,237,180  1,156,532,884   1,157,420,517
===================================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

CASE NAME: TRANSAMERICAN REFINING CORPORATION         CASE NUMBER: 99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

=============================================================================================================================
LIABILITIES & OWNER'S                          FILING DATE*            MONTH          MONTH          MONTH          MONTH
EQUITY                                            4/20/99              5/99           6/99           7/99           8/99
-----------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)                    --                   --      6,554,009     18,845,057          5,028
-----------------------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)                 899,176,694          914,699,522    920,000,000    920,000,000    920,000,000
-----------------------------------------------------------------------------------------------------------------------------
      Priority Debt                                      --                   --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
      Federal Income Tax                                 --                   --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
      FICA/Withholding                                   --                   --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                        192,867,039          192,867,039    192,867,039    192,867,039    192,867,039
-----------------------------------------------------------------------------------------------------------------------------
      Other                                      17,504,403           17,504,403     17,504,403     17,504,403     17,504,403
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES              1,109,548,136        1,125,070,964  1,130,371,442  1,130,371,442  1,130,371,442
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                             1,109,548,136        1,125,070,964  1,136,925,541  1,149,216,49   1,130,376,470
=============================================================================================================================
OWNER'S EQUITY (DEFICIT):
-----------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                        --                   --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK                                      300,000              300,000        300,000        300,000        300,000
-----------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                      597,023,521          597,023,521    597,023,521    597,023,521    597,023,521
-----------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date                 (548,161,580)        (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580)
-----------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date                      --          (16,353,751)   (28,850,302)   (41,845,556)   (22,117,894)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)                 49,161,941           32,808,190     20,311,639      7,316,385     27,044,047
=============================================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY            1,158,710,077        1,157,879,154  1,157,237,180  1,156,532,884  1,157,420,517
=============================================================================================================================

                     *Per Schedules and Statement of Affairs

MOR-3

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER: 99-21552-C-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                      MONTH       MONTH        MONTH       MONTH
                                                      5/99        6/99         7/99        8/99
--------------------------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE                                --       11,877        36,168         5,028
--------------------------------------------------------------------------------------------------
 TAX PAYABLE:
--------------------------------------------------------------------------------------------------
   FEDERAL PAYROLL TAXES                               --           --            --            --
--------------------------------------------------------------------------------------------------
   STATE PAYROLL & SALES                               --           --            --            --
--------------------------------------------------------------------------------------------------
   AD VALOREM TAXES                                    --           --            --            --
--------------------------------------------------------------------------------------------------
   OTHER TAXES                                         --           --            --            --
--------------------------------------------------------------------------------------------------
 TOTAL TAXES PAYABLE                                   --           --            --            --
--------------------------------------------------------------------------------------------------
 SECURED DEBT POST-PETITION                            --           --            --            --
--------------------------------------------------------------------------------------------------
 ACCRUED INTEREST PAYABLE(2)                           --    6,542,222    18,808,889            --
--------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                            --           --            --            --
--------------------------------------------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:
--------------------------------------------------------------------------------------------------
   1.                                                  --           --            --            --
--------------------------------------------------------------------------------------------------
   2.                                                  --           --            --            --
--------------------------------------------------------------------------------------------------
   3.                                                  --           --            --            --
--------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                --    6,554,099    18,845,057         5,028
==================================================================================================

   *PAYMENT REQUIRES COURT APPROVAL.


MOR-4

CASE NAME: TRANSAMERICAN REFINING CORPORATION    CASE NUMBER: 99-21552-C-11



                       AGING OF POST-PETITION LIABILITIES
                              MONTH OF AUGUST 1999

===================================================================================================
DAYS           TOTAL    TRADE ACCTS     FED TAXES    STATE TAXES        AD-VALOREM,     OTHER
                                                                       OTHER TAXES
===================================================================================================
0-30         5,028          5,028
---------------------------------------------------------------------------------------------------
31-60           --             --
---------------------------------------------------------------------------------------------------
61-90           --             --
---------------------------------------------------------------------------------------------------
91+             --             --
---------------------------------------------------------------------------------------------------
TOTAL        5,028          5,028
===================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

===================================================================================================
          MONTH                                   5/99         6/99             7/99       8/99
===================================================================================================
    0-30 DAYS                                        --             --             --          --
---------------------------------------------------------------------------------------------------
   31-60 DAYS                                   335,785             --             --          --
---------------------------------------------------------------------------------------------------
   61-90 DAYS                                        --        335,785             --          --
---------------------------------------------------------------------------------------------------
   91+ DAYS                                          --             --        335,785     168,428
---------------------------------------------------------------------------------------------------
   TOTAL                                        335,785        335,785        335,785     168,428
===================================================================================================


MOR-5

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11

                           STATEMENT OF INCOME (LOSS)

=================================================================================================================
             MONTH                       4/20/99 -                                                 FILING TO DATE
                                         5/31/99          6/99           7/99          8/99
=================================================================================================================
REVENUES   (MOR-1)                            --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES                        --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                  --           --             --            --                 --
=================================================================================================================
OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------
      Selling & Marketing                     --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
      General & Administrative           138,263       55,095         29,247       (65,752)           156,853
-----------------------------------------------------------------------------------------------------------------
      Insiders Compensation                   --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
      Professional Fees                    8,000           --          9,499         9,524             27,023
-----------------------------------------------------------------------------------------------------------------
      Other (attach  list)                    --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
      Franchise Taxes                    312,056      228,583        228,334            45            769,018
-----------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                 458,319      283,678        267,080       (56,183)           952,894
=================================================================================================================
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (458,319)    (283,678)      (267,080)       56,183           (952,894)
-----------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE(2)                   15,956,858   12,275,570     12,789,904   (19,606,205)        21,416,127
-----------------------------------------------------------------------------------------------------------------
DEPRECIATION                                  --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE*  -  INTEREST     (61,426)     (62,697)       (61,730)      (65,274)          (251,127)
-----------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                                 --           --             --            --                 --
-----------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER ITEMS         15,895,432   12,212,873     12,728,174   (19,671,479)        21,165,000
=================================================================================================================
NET INCOME BEFORE TAXES              (16,353,751) (12,496,551)   (12,995,254)   19,727,662        (22,117,894)
-----------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                          --           --             --            --                 --
=================================================================================================================
NET INCOME (LOSS)  (MOR-1)           (16,353,751) (12,496,551)   (12,995,254)   19,727,662        (22,117,894)
=================================================================================================================

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11


===================================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                                MONTH          MONTH         MONTH           MONTH        FILING TO
                                                               5/99            6/99          7/99           8/99            DATE
-----------------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                               16,207,123     16,122,286    16,141,516      16,182,573     16,207,123
===================================================================================================================================
RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                      --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                               --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                         --             --            --          24,335         24,335
-----------------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                                  --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                     61,546         62,697        61,730          65,274        251,247
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                   61,546         62,697        61,730          89,609        275,582
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*                 --             --            --              --             --
===================================================================================================================================
DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                     --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                              --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                                   --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                       --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                       --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                       --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                             --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                                --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                          --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                                --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                        14         43,467        10,674         (13,152)        41,003
-----------------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS                  138,369             --            --              --        138,369
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                             138,383         43,467        10,674         (13,152)       179,372
===================================================================================================================================
 19. PROFESSIONAL FEES                                            8,000             --         9,499           9,524         27,023
-----------------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                                               --             --           500              --            500
-----------------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --             --            --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               8,000         43,467        20,673          (3,628)       206,895
===================================================================================================================================
 22. NET CASH FLOW                                              (84,837)        19,230        41,057           93,237        68,687
-----------------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                             16,122,286     16,141,516    16,182,573       16,275,810    16,275,810
===================================================================================================================================

                      *Applies to Individual debtors only.


MOR-7

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF AUGUST 1999


====================================================================================================================================
BANK NAME                            Firstar            Firstar             Firstar             First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                   21-00-002-5031303  21-00-002-5031305    21-00-002-5031307       9572000081
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Feedstock         Disbursement    Interest Accumulation  Warrant Fractions   Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                               1                  --                  32               5,451               5,484
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      1                  --                  32               5,451               5,484
====================================================================================================================================
BEGINNING CASH - PER BOOKS                 1                  --                  32               5,430               5,463
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  --                  --                  --                  21                  21
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                   --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                    1                  --                  32               5,451               5,484
====================================================================================================================================



MOR-8A

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 1999


====================================================================================================================================
BANK NAME                               First Union        First Union           First Union     First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9572831237         9572831479            9576000402       9576000411
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        Escrowed Interest   Escrowed Interest        Collateral     Defeasance Trust    Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                            14,229,488           2,031,450              29                 428             16,261,395
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   14,229,488           2,031,450              29                 428             16,261,395
====================================================================================================================================
BEGINNING CASH - PER BOOKS              14,172,736           2,023,261              28                 428             16,196,453
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                    56,752               8,189               1                  --                 64,942
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                 14,229,488           2,031,450              29                 428             16,261,395
====================================================================================================================================



MOR-8B

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 1999


====================================================================================================================================
BANK NAME                                 First Union        First Union          Fleet                 Fleet
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                            9576000395          9576830694        0001665170           007697-5341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                           Defeasance Trust       Collateral        Money Market          Operating      Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                21,676                3,800              27,336                  --              52,812
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                   --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                   --                  --            (149,705)           (149,705)
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       21,676                3,800              27,336            (149,705)            (96,893)
====================================================================================================================================
BEGINNING CASH - PER BOOKS                  21,589                3,786              27,227            (155,612)           (103,010)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        87                   14                 109                  --                 210
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                   --                  --              37,001              37,001
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR
MFR-2                                           --                   --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                   --                  --             (31,094)            (31,094)
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     21,676                3,800              27,336            (149,705)            (96,893)
====================================================================================================================================


MOR-8C

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 1999


====================================================================================================================================
BANK NAME                                  Fleet               Fleet               Fleet              Hibernia
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           935728-5230        936480-8298          941584-6439         9001112341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Master             Savings             Product              Imprest       Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                              55,303              51,676                   --                  --              106,979
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                            --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            --                  --                   --                (910)                (910)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     55,303              51,676                   --                (910)             106,069
==================================================================================================================================
BEGINNING CASH - PER BOOKS                33,247              51,575                   --                (910)              83,912
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  59,992                 101                   --                  --               60,093
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS               (37,001)                 --                   --                  --              (37,001)
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                  (935)                 --                   --                  --                 (935)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                   55,303              51,676                   --                (910)             106,069
==================================================================================================================================


MOR-8D

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 1999


===================================================================================================================================
BANK NAME                                 Sterling
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           0130002216
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Payroll                                                Total This Page   Total All Pages
-----------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                    --                                                          --           16,426,670
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            (245)                                                       (245)            (150,860)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                         (245)                  --                  --               (245)          16,275,810
====================================================================================================================================
BEGINNING CASH - PER BOOKS                    (245)                                                       (245)          16,182,573
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        --                                                          --              125,266
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                                                          --              (32,029)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                       (245)                  --                  --               (245)          16,275,810
===================================================================================================================================

MOR-8E

CASE NAME: TRANSAMERICAN REFINING CORPORATION      CASE NUMBER:  99-21552 C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================
                                                              MONTH     MONTH     MONTH     MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                   5/99      6/99      7/99      8/99
=================================================================================================
1.                 NONE
-------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          --        --        --        --
=================================================================================================


=================================================================================================
                 PROFESSIONALS                                MONTH     MONTH     MONTH     MONTH
                NAME/ORDER DATE                               5/99      6/99      7/99      8/99
=================================================================================================
1.                 Gardere & Wynne                              --        --      9,499     7,906
-------------------------------------------------------------------------------------------------
2.                 Jordan Hyden Womble & Culbreth               --        --         --     1,618
-------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                     --        --      9,499     9,524
=================================================================================================


MOR-9

                       TRANSAMERICAN REFINING CORPORATION
                                  99-21552-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                   AUGUST 1999






1. Unamortized debt issue costs are classified as "Other Assets" in the Company's MOR.

2. The balance of the Company's secured note payable to TransAmerican Energy Corporation was reflected in its Schedules at the fully accreted balance of $920.0 million; however, the balance of this note payable is reflected in the Company's MOR at its accreted balance under the caption "Notes Payable-Secured." On June 15, 1999, this note payable reached its fully accreted balance. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to this note payable in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

3. The balance of the Company's subordinated notes was reflected in its Schedules at their fully accreted balance of $200.0 million; however, the balance of these notes is reflected in the Company's MOR at their accreted balance as of the petition date.

                 CASE NAME: TRANSAMERICAN REFINING CORPORATION

                           CASE NUMBER: 99-21552-C-11

                         PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                AUGUST 31, 1999


                                                               EXPIRATION
                TYPE OF INSURANCE                                 DATE
----------------------------------------------------     ---------------------
             CASUALTY AND LIABILITY
             ----------------------
Primary General Liability                                   January 01, 2000
Excess Liability                                            January 01, 2000
Commercial Crime                                            February 01, 2000
Directors and Officers Liability                             March 23, 2000
Directors and Officers Excess                                March 23, 2000
Automobile Liability (Texas)                                  May 01, 2000
Workers' Compensation and Employer's Liability                May 01, 2000
Maritime Employer's Liability                                 May 24, 2000